Exhibit 99

FOR RELEASE –– JANUARY 28, 2014

Corning Announces Fourth-Quarter and Full-Year Financial Performance

Solid quarter results contributed to 16% full-year core EPS growth

CORNING, N.Y. — Corning Incorporated (NYSE: GLW) today announced its results for the fourth quarter and full year of 2013.

Fourth-Quarter Highlights
•	Core earnings per share were $0.29*, an increase of 4% over last year’s fourth quarter, and better than expected. GAAP earnings per share were $0.30.
•	Core sales were $2 billion*, a 2% decline from the comparable period last year. GAAP sales also were $2 billion.
•
In the Display Technologies segment, price declines for the quarter were again moderate. Total LCD glass volume was at record levels, improving 4% over the year-ago period. The total glass volume combines Corning’s wholly owned business and Samsung Corning Precision Materials Co., Ltd.

•	Optical Communications segment (formerly Telecommunications) sales increased 12% over the year-ago period.

Full-Year Highlights
•	Core sales were $7.95 billion*, a 5% increase from $7.61 billion last year. GAAP sales were $7.82 billion.
•	Core earnings per share were $1.23*, a 16% year-over-year improvement compared to last year’s core earnings of $1.06*. GAAP earnings per share were $1.34.
•	Free cash flow for the year was strong at $1.2 billion.

Fourth-Quarter Financial Comparisons
(In millions, except percentages and per-share amount)

	Core Performance*
	Q4 2013	Q4 2012	% Change
Core Net Sales	$2,005	$2,045	(2%)
Core Equity Earnings	$ 121	$ 150	(19%)
Core Earnings	$ 410	$ 409	--
Core Earnings EPS	$ 0.29	$ 0.28	4%

	GAAP
	Q4 2013	Q4 2012	% Change
Net Sales	$1,956	$2,146	(9%)
Equity Earnings	$ 70	$ 93	(25%)
Net Income	$ 421	$ 155	172%
EPS	$ 0.30	$ 0.10	200%

Corning Announced Fourth-Quarter and Full-Year Financial Performance
Page Two

Full-Year Financial Comparisons

	Core Performance*
	2013	2012	% Change
Core Net Sales	$7,948	$7,605	5%
Core Equity Earnings	$ 595	$ 713	(17%)
Core Earnings	$1,797	$1,595	13%
Core Earnings EPS	$ 1.23	$ 1.06	16%

	GAAP
	2013	2012	% Change
Net Sales	$7,819	$8,012	(2%)
Equity Earnings	$ 547	$ 810	(32%)
Net Income	$1,961	$1,636	20%
EPS	$ 1.34	$ 1.09	23%

*These are non-GAAP financial measures. Corning moved to disclosing core performance measures to provide investors a clear view of the company’s core operating results. The reconciliation between GAAP and non-GAAP measures is provided in the tables following this news release, as well as on the company’s investor relations website. Core performance metrics (non-GAAP) are adjusted to exclude the impact of changes in Japanese yen to U.S. dollar exchange rate and other yen transactions, equity earnings from the polysilicon business of Dow Corning Corporation, as well as other special items. See “Use of Non-GAAP Financial Measures” in our Form 8-K filed on January 28, 2014, for details on Core Performance measures.

“2013 was a very successful year for Corning,” Wendell P. Weeks, chairman, chief executive officer, and president, said in summarizing full-year results. “We achieved the company’s primary performance goal of restoring earnings growth. This was accomplished by regaining positive momentum in our LCD business and growing the earnings in our other segments. We also delivered on our commitment to enhance shareholder value by increasing the cash dividend and executing more than $1.5 billion in share repurchases. The company’s performance was recognized by a 41% improvement in the year’s share price, a result with which we are delighted.”

Fourth-Quarter Segment Results
Display Technologies segment core sales were $665 million*, a 5% decline from sales of $699 million* for the year-ago period. Core earnings were essentially even on a year-over-year basis.

Optical Communications segment sales were $605 million, a 12% increase from $540 million in last year’s fourth quarter. The increase was driven by carrier network sales in North American, China, and European markets. However, these sales were a less-profitable mix than those occurring in 2012. The lower mix, along with production shutdowns in the fourth quarter, caused the segment’s core earnings to decline 18% year over year.

Over the last decade, the business segment has evolved from being a manufacturer of optical fiber and cable, hardware and equipment into a comprehensive provider of industry-leading optical solutions across the broader communications industry. To better reflect the strategic focus of the business, Corning has changed the segment name to Optical Communications.

Corning Announced Fourth-Quarter and Full-Year Financial Performance
Page Three

Specialty Materials segment sales were $285 million, a 29% decline from the very strong fourth-quarter performance of $399 million last year. This decline was primarily the result of significant customer inventory builds that occurred in the fourth quarter 2012. Core earnings for the segment were down 42% on a year-over-year basis, driven by lower Corning® Gorilla® Glass volumes.

Environmental Technologies segment sales were $238 million, a 9% increase over fourth-quarter results of $219 million a year ago. The increase was the result of improved light-duty automotive and diesel product sales in the quarter. Core earnings increased 124% on a year-over-year basis, led by improved manufacturing efficiency.

Life Sciences segment sales were $210 million, a 14% increase from $185 million in sales from a year ago. Core earnings increased 31% year over year. These increases were driven primarily by the company’s recently acquired Discovery Labware business.

Core equity earnings from Dow Corning Corporation improved slightly from a year ago.

Core gross margin in the quarter was 40%*, a 2 percentage points decline from the year-ago period. The decline was the result of lower Gorilla Glass volume, as well as a weaker sales mix in the company’s Optical Communications segment. Corning ended the year with $5.2 billion in cash and short-term investments. Capital spending for the year was $1 billion. The company spent $1.5 billion in cash on its share repurchase program in 2013.  Upon completion of the Oct. 31, 2013 accelerated stock repurchase program, the company estimates that approximately 92 million shares will have been retired since April 2013.

Looking Forward
“We have entered 2014 with confidence that we can continue building a bigger, stronger, and more agile Corning,” Weeks remarked. “With our recently completed acquisition of the other 50% of Samsung Corning Precision, we expect to see direct financial and strategic benefits to Corning. We are broadening our ability to service our customers worldwide with flexible fusion glass manufacturing assets and improving operational efficiencies. The incremental profitability we expect to achieve with the consolidation of Samsung Corning Precision into our display business, coupled with a new $2 billion share repurchase program, should result in a 20% accretion to earnings per share on a fully diluted basis.”

Corning will provide investors with details on the company’s 2014 outlook at its annual Investor Relations meeting in New York on Friday, Feb. 7. As a preview, the company provided the following expectations for the first quarter:

•
Corning anticipates that glass volume in its Display Technologies segment will be down slightly sequentially, in line with normal seasonality. The company expects LCD glass price declines to be higher than previous quarters. The price declines are not related to the SCP acquisition or a result of recent supply contract renewals. The company expects that price declines will return to moderate levels after the first quarter. Corning anticipates another year of growth in the LCD glass market in 2014, with retail demand up a mid-to-high single digit percentage, as measured in square feet. The company said that supply chain inventory levels remain healthy and industry glass supply appears aligned with overall demand.

Corning Announced Fourth-Quarter and Full-Year Financial Performance
Page Four

•	In the Optical Communications segment, Corning anticipates first-quarter sales growth to be in the mid-teens on a percentage basis, a significant improvement over the first quarter last year.

•
For the Environmental Technologies segment, first-quarter sales should increase by a mid-single digit percentage on a year-over-year basis, driven by improvements in heavy-duty diesel products in China and Europe.

•
Specialty Materials segment sales are expected to be consistent on a year-over-year comparison in the first quarter, which is seasonally the slowest quarter each year. The company expects its Gorilla Glass volume to increase on a yearly basis in quarter one, and as the year progresses, be more in line with overall industry consumption of glass for devices.

•	Life Sciences segment sales should be comparable to those of a year-ago first quarter.

Corning anticipates its display segment volume growth will be driven by consumer demand for larger size televisions and increases in tablet computers this year. “We are excited about opportunities to open new market applications for Gorilla Glass. There was a very positive reaction to our new Antimicrobial Corning® Gorilla® Glass at the Consumer Electronics Show earlier this month. And, we expect to expand Gorilla Glass into the automotive and architectural markets this year,” James B. Flaws, vice chairman and chief financial officer, said.

Flaws added, “We have seen signs of improving demand for our diesel and automotive emissions control products in recent months, which should result in growth for our Environmental Technologies segment this year. And, our new optical communications offerings are improving wireless network capacity and establishing all-optical infrastructures to deliver the bandwidth required for the convergence of voice, video, and data into single network solutions. The recent increase in funding for the U.S. National Institute of Health should benefit our Life Sciences business this year.”

“We are optimistic that we will have another year of improved growth, profitability, and strong cash flow for Corning,” Flaws concluded.

Upcoming Investor Events
Corning will host investors and provide more information on its 2014 outlook at its annual investor meeting in New York on Friday, Feb. 7 beginning at 8 a.m. ET at Cipriani on 42nd Street. Corning will showcase products and technologies prior to the formal meeting at 9:30 a.m. ET. Attendees can register online at the company’s investor relations website.

Also, company executives will be presenting at the Goldman Sachs Conference on Tuesday, Feb. 11 and the Morgan Stanley Technology, Media & Telecom Conference on March 4 in San Francisco.

Fourth-Quarter Conference Call Information
The company will host a fourth-quarter conference call on Tuesday, Jan. 28, at 8:30 a.m. ET. To participate, please call toll free (800) 230-1059 or for international access call (651) 291-0561 approximately 10-15 minutes prior to the start of the call. The password is ‘QUARTER FOUR’. The host is ‘NICHOLSON’. To listen to a live audio webcast of the call, go to Corning’s website at www.corning.com/investor_relations and click “Investor Events” on the left. A replay will be available beginning at 11:00 a.m. ET and will run through 5 p.m. ET, Tuesday, Feb. 11, 2014. To listen, dial (800) 475-6701 or for international access dial (320) 365-3844. The access code is 314670. The webcast will be archived for one year following the call.

Corning Announced Fourth-Quarter and Full-Year Financial Performance
Page Five

Presentation of Information in this News Release
Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP. Corning’s non-GAAP financial measures exclude the impact of items that are driven by general economic conditions and events that do not reflect the underlying fundamentals and trends in the company’s operations. The company believes presenting non-GAAP financial measures assists in analyzing financial performance without the impact of items that may obscure trends in the company’s underlying performance. Detailed reconciliations outlining the differences between these non-GAAP measures and the most directly comparable GAAP measure can be found on the company’s website by going to www.corning.com/investor_relations and clicking “Financial Reports” on the left. These reconciliations also accompany this news release.

Forward-Looking and Cautionary Statements
This press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995), which are based on current expectations and assumptions about Corning’s financial results and business operations, that involve substantial risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include: the effect of global political, economic and business conditions; conditions in the financial and credit markets; currency fluctuations; tax rates; product demand and industry capacity; competition; reliance on a concentrated customer base; manufacturing efficiencies; cost reductions; availability of critical components and materials; new product commercialization; pricing fluctuations and changes in the mix of sales between premium and non-premium products; new plant start-up or restructuring costs; possible disruption in commercial activities due to terrorist activity, armed conflict, political or financial instability, natural disasters, adverse weather conditions, or major health concerns; adequacy of insurance; equity company activities; acquisition and divestiture activities; the level of excess or obsolete inventory; the rate of technology change; the ability to enforce patents; product and components performance issues; retention of key personnel; stock price fluctuations; and adverse litigation or regulatory developments. These and other risk factors are detailed in Corning’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.

About Corning Incorporated
Corning Incorporated (www.corning.com) is the world leader in specialty glass and ceramics. Drawing on more than 160 years of materials science and process engineering knowledge, Corning creates and makes keystone components that enable high-technology systems for consumer electronics, mobile emissions control, telecommunications and life sciences. Our products include glass substrates for LCD televisions, computer monitors and laptops; ceramic substrates and filters for mobile emission control systems; optical fiber, cable, hardware & equipment for telecommunications networks; optical biosensors for drug discovery; and other advanced optics and specialty glass solutions for a number of industries including semiconductor, aerospace, defense, astronomy, and metrology.

Media Relations Contact:
Daniel F. Collins
(607) 974-4197
collinsdf@corning.com

Investor Relations Contact:
Ann H.S. Nicholson
(607) 974-6716
nicholsoas@corning.com

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; in millions, except per share amounts)

	Three months ended December 31,		Year ended December 31,
	2013	2012	2013	2012

Net sales	$1,956	$2,146	$7,819	$8,012
Cost of sales	1,186	1,348	4,495	4,693

Gross margin	770	798	3,324	3,319

Operating expenses:
Selling, general and administrative expenses	332	356	1,126	1,205
Research, development and engineering expenses	169	219	710	769
Amortization of purchased intangibles	8	6	31	19
Restructuring, impairment and other charges	71	133	67	133
Asbestos litigation charge	6	5	19	14

Operating income	184	79	1,371	1,179

Equity in earnings of affiliated companies	70	93	547	810
Interest income	3	4	8	14
Interest expense	(28)	(34)	(120)	(111)
Other income, net	338	41	667	83

Income before income taxes	567	183	2,473	1,975
Provision for income taxes	(146)	(28)	(512)	(339)

Net income attributable to Corning Incorporated	$421	$155	$1,961	$1,636

Earnings per common share attributable to Corning Incorporated:
Basic	$0.30	$0.11	$1.35	$1.10
Diluted	$0.30	$0.10	$1.34	$1.09
Dividends declared per common share	$0.10	$0.09	$0.39	$0.32

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited; in millions)

	Years ended December 31,
	2013	2012	2011

Net income attributable to Corning Incorporated	$1,961	$1,636	$2,817

Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments and other	(682)	(179)	(21)
Net unrealized gains on investments	2	13	4
Unamortized gains (losses) and prior service costs for postretirement benefit plans	392	(1)	(121)
Net unrealized (losses) gains on designated hedges	(24)	47	(6)
	(312)	(120)	(144)

Comprehensive income attributable to Corning Incorporated	$1,649	$1,516	$2,673

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions, except per share amounts)

	December 31,
	2013	2012
Assets

Current assets:
Cash and cash equivalents	$4,704	$4,988
Short-term investments, at fair value	531	1,156
Total cash, cash equivalents and short-term investments	5,235	6,144
Trade accounts receivable, net of doubtful accounts and allowances	1,253	1,302
Inventories	1,270	1,051
Deferred income taxes	278	579
Other current assets	855	619
Total current assets	8,891	9,695

Investments	5,537	4,915
Property, net of accumulated depreciation	9,801	10,625
Goodwill and other intangible assets, net	1,542	1,496
Deferred income taxes	2,234	2,343
Other assets	473	301

Total Assets	$28,478	$29,375

Liabilities and Equity

Current liabilities:
Current portion of long-term debt	$21	$76
Accounts payable	771	779
Other accrued liabilities	954	1,101
Total current liabilities	1,746	1,956

Long-term debt	3,272	3,382
Postretirement benefits other than pensions	766	930
Other liabilities	1,483	1,574
Total liabilities	7,267	7,842

Commitments and contingencies
Shareholders’ equity:
Common stock – Par value $0.50 per share; Shares authorized: 3.8 billion; Shares issued: 1,661 million and 1,649 million	831	825
Additional paid-in capital	13,066	13,146
Retained earnings	11,320	9,932
Treasury stock, at cost; Shares held: 262 million and 179 million	(4,099)	(2,773)
Accumulated other comprehensive income	44	356
Total Corning Incorporated shareholders’ equity	21,162	21,486
Noncontrolling interests	49	47
Total equity	21,211	21,533

Total Liabilities and Equity	$28,478	$29,375

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	Three months ended December 31,		Year ended December 31,
	2013	2012	2013	2012
Cash Flows from Operating Activities:
Net income	$421	$155	$1,961	$1,636
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	241	261	971	978
Amortization of purchased intangibles	8	6	31	19
Restructuring, impairment and other charges	71	133	67	133
Loss on retirement of debt		26		26
Stock compensation charges	14	14	54	70
Undistributed earnings of affiliated companies less than dividends received	339	420	83	280
Deferred tax provision (benefit)	48	(47)	189	18
Restructuring payments	(5)	(12)	(35)	(15)
Employee benefit payments less than expense	18	235	52	178
Unrealized gains on translated earnings contracts	(201)		(367)
Changes in certain working capital items:
Trade accounts receivable	110	(123)	(29)	(272)
Inventories	(9)	8	(247)	(23)
Other current assets	20	(16)	34	(81)
Accounts payable and other current liabilities	255	231	(23)	189
Other, net	(46)	(51)	46	70
Net cash provided by operating activities	1,284	1,240	2,787	3,206

Cash Flows from Investing Activities:
Capital expenditures	(337)	(526)	(1,019)	(1,801)
Acquisitions of businesses, net of cash received	(2)	(723)	(68)	(723)
Investments in unconsolidated entities	(507)		(526)	(111)
Short-term investments – acquisitions	(223)	(411)	(1,406)	(2,270)
Short-term investments – liquidations	577	651	2,026	2,269
Premium on purchased collars			(107)
Realized gains on translated earning contracts	54		87
Other, net	9	2	9	8
Net cash used in investing activities	(429)	(1,007)	(1,004)	(2,628)

Cash Flows from Financing Activities:
Net repayments of short-term borrowings and current portion of long-term debt	(2)	(2)	(71)	(26)
Proceeds from issuance of long-term debt, net	248	332	248	1,362
Proceeds (payments) to settle interest rate swap agreements	33		33	(18)
Proceeds received for asset financing and related incentives, net	194		276
Retirements of long-term debt, net		(280)	(498)	(280)
Principal payments under capital lease obligations	(5)		(7)	(1)
Payments to acquire noncontrolling interest			(47)
Proceeds from the exercise of stock options	31	12	85	38
Repurchases of common stock for treasury	(1,075)	(140)	(1,516)	(720)
Dividends paid	(140)	(133)	(566)	(472)
Other, net		2		2
Net cash used in financing activities	(716)	(209)	(2,063)	(115)
Effect of exchange rates on cash	5	12	(4)	(136)
Net increase (decrease) in cash and cash equivalents	144	36	(284)	327
Cash and cash equivalents at beginning of period	4,560	4,952	4,988	4,661

Cash and cash equivalents at end of period	$4,704	$4,988	$4,704	$4,988

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
(Unaudited)

Weighted Average Shares Outstanding

Weighted average shares outstanding are as follows (in millions):

	Three months ended December 31,		Year ended December 31,
	2013	2012	2013	2012

Basic	1,414	1,471	1,452	1,494
Diluted	1,424	1,481	1,462	1,506
Diluted used for non-GAAP measures	1,424	1,481	1,462	1,506

Use of Non-GAAP Financial Measures

Corning’s Core net sales, Core equity earnings of affiliated companies, Core income before income taxes, Core earnings, Core earnings per share, and Free cash flow are non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission.  Non-GAAP financial measures are not in accordance with, or an alternative to, generally accepted accounting principles (GAAP).  The company believes presenting these non-GAAP Core measures is helpful to analyze financial performance without the impact of items that are driven by general economic conditions and events that do not reflect the underlying fundamentals and trends in the Company’s operations.  Detailed reconciliations are provided below outlining the differences between these non-GAAP measures and the most directly comparable GAAP measures.  Further explanation of the Company’s use of these non-GAAP financial measures is included at the end of this document.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended December 31, 2013
(Unaudited; amounts in millions, except per share amounts)

	Three months ended December 31, 2013
	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share
As reported	$1,956	$70	$567	$421	25.7%	$0.30
Constant-yen (1)	49	14	46	38		0.03
Purchased collars and average rate forwards (2)			(228)	(149)		(0.10)
Other yen-related transactions (2)			(28)	(20)		(0.01)
Hemlock Semiconductor operating results (3)		(27)	(27)	(26)		(0.02)
Acquisition-related costs (4)			18	15		0.01
Provision for income taxes (5)				6
Asbestos settlement (6)			6	4
Restructuring, impairment and other charges (7)			67	46		0.03
Pension mark-to-market adjustment (8)			11	9		0.01
Equity in earnings of affiliated companies (9)		64	64	64		0.04
Other			4	2

Core performance measures	$2,005	$121	$500	$410	18.0%	$0.29

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Purchased collars, average forward contracts and other yen-related transactions:  We have excluded the impact of our purchased collars, average forward contracts, and other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average forward contracts, and excluding other yen-related transactions and the constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)
Results of Dow Corning Corporation’s consolidated subsidiary, Hemlock Semiconductor:  We are excluding the results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor, a producer of polycrystalline silicon, to remove the operating and non-operating items and events which have caused severe unpredictability and instability in earnings over the past eighteen months, and are expected to continue in the future.  These events are being primarily driven by the macro-economic environment.  Specifically, the negative impact of the determination by the Chinese Ministry of Commerce, which imposes provisional anti-dumping duties on solar-grade polysilicon imports from the United States, and the impact of asset write-offs, offset by the benefit of large payments required under Hemlock customers’ “take-or-pay” contracts, are events that are unrelated to Dow Corning’s core operations, and that have, or could have, significant impacts to this business.

(4)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(5)
Provision for income taxes:  This represents discrete adjustments recorded for effects of tax law and realizability of deferred tax assets changes removed from core earnings.  This item also includes the income tax effects of adjusting from a GAAP tax rate to a core earnings tax rate.

(6)	Certain litigation-related charges: These adjustments relate to the Pittsburgh Corning Corporation (PCC) asbestos litigation.
(7)	Restructuring, impairments, and other charges.
(8)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(9)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Three Months Ended December 31, 2012
(Unaudited; amounts in millions, except per share amounts)

	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share

As reported *	$2,146	$93	$183	$155	15.3%	$0.10
Constant-yen (1)	(101)	(44)	(113)	(91)		(0.06)
Other yen-related transactions (2)			(9)	(6)
Hemlock Semiconductor operating results (3)		(4)	(4)	(4)
Hemlock Semiconductor non-operating results (3)		87	87	81		0.05
Acquisition-related costs (4)			24	16		0.01
Provision for income taxes (5)				41		0.03
Asbestos settlement (6)			5	3
Restructuring, impairment and other charges (7)			133	91		0.06
Pension mark-to-market adjustment (8)			217	140		0.09
Equity in earnings of affiliated companies (9)		18	18	18		0.01
Accumulated other comprehensive income (10)			(52)	(52)		(0.04)
Loss on repurchase of debt (11)			26	17		0.01

Core Performance measures*	$2,045	$150	$515	$409	20.6%	$0.28

*	Includes impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Purchased collars, average forward contracts and other yen-related transactions:  We have excluded the impact of our purchased collars, average forward contracts, and other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average forward contracts, and excluding other yen-related transactions and the constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)
Results of Dow Corning Corporation’s consolidated subsidiary, Hemlock Semiconductor:  We are excluding the results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor, a producer of polycrystalline silicon, to remove the operating and non-operating items and events which have caused severe unpredictability and instability in earnings over the past eighteen months, and are expected to continue in the future.  These events are being primarily driven by the macro-economic environment.  Specifically, the negative impact of the determination by the Chinese Ministry of Commerce, which imposes provisional anti-dumping duties on solar-grade polysilicon imports from the United States, and the impact of asset write-offs, offset by the benefit of large payments required under Hemlock customers’ “take-or-pay” contracts, are events that are unrelated to Dow Corning’s core operations, and that have, or could have, significant impacts to this business.

(4)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(5)
Provision for income taxes:  This represents discrete adjustments recorded for effects of tax law and realizability of deferred tax assets changes removed from core earnings.  This item also includes the income tax effects of adjusting from a GAAP tax rate to a core earnings tax rate.

(6)	Certain litigation-related charges: These adjustments relate to the Pittsburgh Corning Corporation (PCC) asbestos litigation.
(7)	Restructuring, impairments, and other charges.
(8)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(9)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

(10)	Accumulated other comprehensive income: In 2012, Corning recorded a translation capital gain on the liquidation of a foreign subsidiary.
(11)
Loss on repurchase of debt:  In 2012, Corning recorded a loss on the repurchase of $13 million of our 8.875% senior unsecured notes due 2021, $11 million of our 8.875% senior unsecured notes due 2016, and $51 million of our 6.75% senior unsecured notes due 2013.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Year Ended December 31, 2013
(Unaudited; amounts in millions, except percentages and per share amounts)

	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share
As reported	$7,819	$547	$2,473	$1,961	20.7%	$1.34
Constant-yen (1)	129	36	122	96		0.07
Purchased collars and average rate forwards (2)			(435)	(287)		(0.20)
Other yen-related transactions (2)			(99)	(69)		(0.05)
Hemlock Semiconductor operating results (3)		(31)	(31)	(30)		(0.02)
Hemlock Semiconductor non-operating results (3)		1	1	1
Acquisition-related costs (4)			54	40		0.03
Provision for income taxes (5)				9		0.01
Asbestos settlement (6)			19	13		0.01
Restructuring, impairment and other charges (7)			67	46		0.03
Pension mark-to-market adjustment (8)			(30)	(17)		(0.01)
Gain on change in control of equity investment (9)			(17)	(12)		(0.01)
Equity in earnings of affiliated companies (10)		42	42	44		0.02
Other			4	2

Core performance measures	$7,948	$595	$2,170	$1,797	17.2%	$1.23

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Purchased collars, average forward contracts and other yen-related transactions:  We have excluded the impact of our purchased collars, average forward contracts, and other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average forward contracts, and excluding other yen-related transactions and the constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)
Results of Dow Corning Corporation’s consolidated subsidiary, Hemlock Semiconductor:  We are excluding the results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor, a producer of polycrystalline silicon, to remove the operating and non-operating items and events which have caused severe unpredictability and instability in earnings over the past eighteen months, and are expected to continue in the future.  These events are being primarily driven by the macro-economic environment.  Specifically, the negative impact of the determination by the Chinese Ministry of Commerce, which imposes provisional anti-dumping duties on solar-grade polysilicon imports from the United States, and the impact of asset write-offs, offset by the benefit of large payments required under Hemlock customers’ “take-or-pay” contracts, are events that are unrelated to Dow Corning’s core operations, and that have, or could have, significant impacts to this business.

(4)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(5)
Provision for income taxes:  This represents discrete adjustments recorded for effects of tax law and realizability of deferred tax assets changes removed from core earnings.  This item also includes the income tax effects of adjusting from a GAAP tax rate to a core earnings tax rate.

(6)	Certain litigation-related charges: These adjustments relate to the Pittsburgh Corning Corporation (PCC) asbestos litigation.
(7)	Restructuring, impairments, and other charges.
(8)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(9)
Gain on change in control of equity investment:  Adjustment of the gain as a result of certain changes to the Shareholder Agreement of an equity company occurring in the second quarter of 2013, resulting in Corning having a controlling interest that requires consolidation of this investment.

(10)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Year Ended December 31, 2012
(Unaudited; amounts in millions, except per share amounts)

	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share

As reported *	$8,012	$810	$1,975	$1,636	17.2%	$1.09
Constant-yen (1)	(407)	(167)	(434)	(353)		(0.23)
Other yen-related transactions (2)			(22)	(16)		(0.01)
Hemlock Semiconductor operating results (3)		(25)	(25)	(23)		(0.02)
Hemlock Semiconductor non-operating results (3)		77	77	72		0.05
Acquisition-related costs (4)			24	16		0.01
Provision for income taxes (5)				41		0.03
Asbestos settlement (6)			14	9		0.01
Restructuring, impairment and other charges (7)			133	91		0.06
Pension mark-to-market adjustment (8)			217	140		0.09
Equity in earnings of affiliated companies (9)		18	18	17		0.01
Loss on repurchase of debt (10)			26	17		0.01
Accumulated other comprehensive income (11)			(52)	(52)		(0.03)

Core performance measures*	$7,605	$713	$1,951	$1,595	18.2%	$1.06

*	Includes impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Purchased collars, average forward contracts and other yen-related transactions:  We have excluded the impact of our purchased collars, average forward contracts, and other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average forward contracts, and excluding other yen-related transactions and the constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)
Results of Dow Corning Corporation’s consolidated subsidiary, Hemlock Semiconductor:  We are excluding the results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor, a producer of polycrystalline silicon, to remove the operating and non-operating items and events which have caused severe unpredictability and instability in earnings over the past eighteen months, and are expected to continue in the future.  These events are being primarily driven by the macro-economic environment.  Specifically, the negative impact of the determination by the Chinese Ministry of Commerce, which imposes provisional anti-dumping duties on solar-grade polysilicon imports from the United States, and the impact of asset write-offs, offset by the benefit of large payments required under Hemlock customers’ “take-or-pay” contracts, are events that are unrelated to Dow Corning’s core operations, and that have, or could have, significant impacts to this business.

(4)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(5)
Provision for income taxes:  This represents discrete adjustments recorded for effects of tax law and realizability of deferred tax assets changes removed from core earnings.  This item also includes the income tax effects of adjusting from a GAAP tax rate to a core earnings tax rate.

(6)	Certain litigation-related charges: These adjustments relate to the Pittsburgh Corning Corporation (PCC) asbestos litigation.
(7)	Restructuring, impairments, and other charges.
(8)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(9)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

(10)
Loss on repurchase of debt:  In 2012, Corning recorded a loss on the repurchase of $13 million of our 8.875% senior unsecured notes due 2021, $11 million of our 8.875% senior unsecured notes due 2016, and $51 million of our 6.75% senior unsecured notes due 2013.

(11)	Accumulated other comprehensive income: In 2012, Corning recorded a translation capital gain on the liquidation of a foreign subsidiary.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Display Technologies Segment
Three Months Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Three months ended December 31, 2013			Three months ended December 31, 2012			% Increase/decrease
	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income

As reported *	$616	$43	$263	$800	$139	$354	(23)%	(69)%	(26)%
Constant-yen (1)	49	14	39	(101)	(43)	(97)
Purchased collars (2)			(37)
Other yen-related transaction (2)			(19)			(6)
Acquisition related costs (3)			8
Provision for income taxes (4)			10
Restructuring, impairment and other charges (5)			6			17
Pension mark-to-market adjustment (6)			1			17
Equity in earnings of affiliated companies (7)		28	28		18	18

Core Performance measures	$665	$85	$299	$699	$114	$303	(5)%	(25)%	(1)%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Purchased collars, average forward contracts and other yen-related transactions:  We have excluded the impact of our purchased collars, average forward contracts, and other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average forward contracts, and excluding other yen-related transactions and the constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(4)
Provision for income taxes:  This represents discrete adjustments recorded for effects of tax law and realizability of deferred tax assets changes removed from core earnings.  This item also includes the income tax effects of adjusting from a GAAP tax rate to a core earnings tax rate.

(5)	Restructuring, impairments, and other charges.
(6)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(7)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Display Technologies Segment
Years Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Year ended December 31, 2013			Year ended December 31, 2012			% Increase/decrease
	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income

As reported *	$2,545	$357	$1,267	$2,909	$692	$1,589	(13)%	(48)%	(20)%
Constant-yen (1)	129	35	99	(408)	(166)	(380)
Purchased collars (2)			(90)
Other yen-related transaction (2)			(67)			(15)
Acquisition related costs (3)			8
Provision for income taxes (4)			10
Restructuring, impairment and other charges (5)			6			17
Pension mark-to-market adjustment (6)			(8)			17
Equity in earnings of affiliated companies (7)		28	28		18	18

Core Performance measures*	$2,674	$420	$1,253	$2,501	$544	$1,246	7%	(23)%	1%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Purchased collars, average forward contracts and other yen-related transactions:  We have excluded the impact of our purchased collars, average forward contracts, and other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average forward contracts, and excluding other yen-related transactions and the constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(4)
Provision for income taxes:  This represents discrete adjustments recorded for effects of tax law and realizability of deferred tax assets changes removed from core earnings.  This item also includes the income tax effects of adjusting from a GAAP tax rate to a core earnings tax rate.

(5)	Restructuring, impairments, and other charges.
(6)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(7)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Optical Communications Segment
Three Months Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Three months ended December 31, 2013		Three months ended December 31, 2012		% Increase/decrease
	Net sales	Net income	Net sales	Net income	Net sales	Net income

As reported *	$605	$26	$540	$53	12%	(51)%
Acquisition-related costs (1)		2		1
Restructuring, impairment and other charges (2)		8		31
Pension mark-to-market adjustment (3)				11
Accumulated other comprehensive income (4)				(52)

Core Performance measures*	$605	$36	$540	$44	12%	(18)%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(2)	Restructuring, impairments, and other charges.
(3)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(4)	Accumulated other comprehensive income: In 2012, Corning recorded a translation capital gain on the liquidation of a foreign subsidiary.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Optical Communications Segment
Years Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Year ended December 31, 2013		Year ended December 31, 2012		% Increase/decrease
	Net sales	Net income	Net sales	Net income	Net sales	Net income

As reported *	$2,326	$199	$2,130	$146	9%	36%
Acquisition-related costs (1)		9		1
Restructuring, impairment and other charges (2)		8		31
Pension mark-to-market adjustment (3)		(9)		11
Gain on change in control of equity investment (4)		(11)
Accumulated other comprehensive income (5)				(52)

Core Performance measures*	$2,326	$196	$2,130	$137	9%	43%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(2)	Restructuring, impairments, and other charges.
(3)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(4)
Gain on change in control of equity investment:  Adjustment of the gain as a result of certain changes to the Shareholder Agreement of an equity company occurring in the second quarter of 2013, resulting in Corning having a controlling interest that requires consolidation of this investment.

(5)	Accumulated other comprehensive income: In 2012, Corning recorded a translation capital gain on the liquidation of a foreign subsidiary.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Environmental Technologies Segment
Three Months Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Three months ended December 31, 2013		Three months ended December 31, 2012		% Increase/decrease
	Net sales	Net income	Net sales	Net income	Net sales	Net income

As reported *	$238	$37	$219	$10	9%	270%
Restructuring, impairment and other charges (1)		1		2
Pension mark-to-market adjustment (2)				5

Core Performance measures*	$238	$38	$219	$17	9%	124%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)	Restructuring, impairments, and other charges.
(2)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Environmental Technologies Segment
Years Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Year ended December 31, 2013		Year ended December 31, 2012		% Increase/decrease
	Net sales	Net income	Net sales	Net income	Net sales	Net income

As reported *	$919	$132	$964	$112	(5)%	18%
Restructuring, impairment and other charges (1)		1		2
Pension mark-to-market adjustment (2)		(3)		5

Core Performance measures*	$919	$130	$964	$119	(5)%	9%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)	Restructuring, impairments, and other charges.
(2)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Specialty Materials Segment
Three Months Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Three months ended December 31, 2013		Three months ended December 31, 2012		% Increase/decrease
	Net sales	Net income	Net sales	Net income	Net sales	Net income

As reported *	$285	$25	$399	$22	(29)%	14%
Constant-yen (1)		(1)
Other yen-related transactions (2)		(1)		6
Purchased collars (2)		2
Acquisition-related costs (3)		1
Restructuring, impairment and other charges (4)		12		33
Pension mark-to-market adjustment (5)		1		6

Core Performance measures*	$285	$39	$399	$67	(29)%	(42)%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Other yen-related transactions:  We have excluded the impact of other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average rate forward contracts, and excluding other yen-related transactions and the Constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(4)	Restructuring, impairments, and other charges.
(5)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Specialty Materials Segment
Years Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Year ended December 31, 2013		Year ended December 31, 2012		% Increase/decrease
	Net sales	Net income	Net sales	Net income	Net sales	Net income

As reported *	$1,170	$187	$1,346	$137	(13)%	36%
Constant-yen (1)		(2)		25
Other yen-related transactions (2)		(2)
Purchased collars (2)		2
Acquisition-related costs (3)		1
Restructuring, impairment and other charges (4)		12		33
Pension mark-to-market adjustment (5)		(2)		6

Core Performance measures*	$1,170	$196	$1,346	$201	(13)%	(2)%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Other yen-related transactions:  We have excluded the impact of other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average rate forward contracts, and excluding other yen-related transactions and the Constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(4)	Restructuring, impairments, and other charges.
(5)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Life Sciences Segment
Three Months Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Three months ended December 31, 2013		Three months ended December 31, 2012		% Increase/decrease
	Net sales	Net income	Net sales	Net income	Net sales	Net income

As reported *	$210	$14	$185	$(4)	14%	**
Acquisition-related costs (1)		4		15
Restructuring, impairment and other charges (2)		3		1
Pension mark-to-market adjustment (3)				4

Core Performance measures *	$210	$21	$185	$16	14%	31%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.
**	Percentage change not meaningful.

(1)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(2)	Restructuring, impairments, and other charges.
(3)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Life Sciences Segment
Years Ended December 31, 2013 and 2012
(Unaudited; amounts in millions, except percentages)

	Year ended December 31, 2013		Year ended December 31, 2012		% Increase/decrease
	Net sales	Net income	Net sales	Net income	Net sales	Net income

As reported *	$851	$71	$657	$28	30%	154%
Acquisition-related costs (1)		21		15
Restructuring, impairment and other charges (2)		3		1
Pension mark-to-market adjustment (3)		(3)		4

Core Performance measures *	$851	$92	$657	$48	30%	92%

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(2)	Restructuring, impairments, and other charges.
(3)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Dow Corning Corporation
Three Months Ended December 31, 2013 and 2012
(Unaudited; amounts in millions)

	Equity Earnings
	Three months ended December 31, 2013	Three months ended December 31, 2012
As reported	$59	$(54)
Equity in earnings of affiliated companies (1)
Hemlock semiconductor operating results (2)	(1)	86
Hemlock semiconductor non-operating results (2)	(27)	(3)

Core Performance measures	$31	$29

(1)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results in the silicone products business of Dow Corning, such as settlements under “take-or-pay” contracts.

(2)
Results of Dow Corning Corporation’s equity affiliate, Hemlock Semiconductor:  We are excluding the results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor, a producer of polycrystalline silicon, to remove the operating and non-operating items and events which have caused severe unpredictability and instability in earnings over the past eighteen months, and are expected to continue in the future.  These events are being primarily driven by the macro-economic environment.  Specifically, the negative impact of the preliminary determination by the Chinese Ministry of Commerce, which imposes provisional anti-dumping duties on solar-grade polysilicon imports from the United States, and the impact of potential asset write-offs, offset by the potential benefit of large payments required under Hemlock customers’ “take-or-pay” contracts, are events that are unrelated to Dow Corning’s core operations, and that have, or could have, significant impacts to this business.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Dow Corning Corporation
Years ended December 31, 2013 and 2012
(Unaudited; amounts in millions)

	Equity Earnings
	Year ended December 31, 2013	Year ended December 31, 2012
As reported	$196	$90
Equity in earnings of affiliated companies (1)	(20)
Hemlock semiconductor operating results (2)	(31)	(25)
Hemlock semiconductor non-operating results (2)		78

Core Performance measures	$145	$143

(1)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results in the silicone products business of Dow Corning, such as settlements under “take-or-pay” contracts.

(2)
Results of Dow Corning Corporation’s equity affiliate, Hemlock Semiconductor:  We are excluding the results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor, a producer of polycrystalline silicon, to remove the operating and non-operating items and events which have caused severe unpredictability and instability in earnings over the past eighteen months, and are expected to continue in the future.  These events are being primarily driven by the macro-economic environment.  Specifically, the negative impact of the preliminary determination by the Chinese Ministry of Commerce, which imposes provisional anti-dumping duties on solar-grade polysilicon imports from the United States, and the impact of potential asset write-offs, offset by the potential benefit of large payments required under Hemlock customers’ “take-or-pay” contracts, are events that are unrelated to Dow Corning’s core operations, and that have, or could have, significant impacts to this business.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Three Months Ended December 31, 2013 and 2012
(Unaudited; amounts in millions)

	Three months ended December 31, 2013				Three months ended December 31, 2012
	Gross Margin	Gross margin %	Selling, general and admin. expenses	Research, development and engineering expenses	Gross Margin	Gross margin %	Selling, general and admin. expenses	Research, development and engineering expenses
As reported *	$770	39%	$332	$169	$798	37%	$356	$219
Acquisition-related costs (1)			(10)		12		(6)
Other yen-related transactions (2)	(9)				(4)
Constant-yen (3)	33				(66)		(1)
Pension mark-to-market adjustment (4)			(11)		119		(61)	(38)

Core Performance measures	$794	40%	$311	$169	$859	42%	$288	$181

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(2)
Other yen-related transactions:  We have excluded the impact of other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average rate forward contracts, and excluding other yen-related transactions and the Constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(4)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP
FINANCIAL MEASURE
Years Ended December 31, 2013 and 2012
(Unaudited; amounts in millions)

	Year ended December 31, 2013				Year ended December 31, 2012
	Gross Margin	Gross margin %	Selling, general and admin. expenses	Research, development and engineering expenses	Gross Margin	Gross margin %	Selling, general and admin. expenses	Research, development and engineering expenses
As reported *	$3,324	43%	$1,126	$710	$3,319	41%	$1,205	$769
Acquisition-related costs (1)	12		(13)		12		(6)
Other yen-related transactions (2)	(32)				(10)
Constant-yen (3)	87				(259)
Pension mark-to-market adjustment (4)	(24)			7	119		(61)	(37)

Core Performance measures	$3,367	42%	$1,113	$717	$3,181	42%	$1,138	$732

*	Results for 2012 include the impact of defined benefit pension plan methodology change implemented in the first quarter of 2013 and retrospectively applied to prior periods.

(1)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(2)
Other yen-related transactions:  We have excluded the impact of other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average rate forward contracts, and excluding other yen-related transactions and the Constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(4)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months and Year Ended December 31, 2013
(Unaudited; amounts in millions)

	Three months ended December 31, 2013	Year ended December 31, 2013

Cash flows from operating activities	$1,284	$2,787

Less: Cash flows from investing activities	(429)	(1,004)

Plus: Short-term investments – acquisitions	223	1,406

Less: Short-term investments – liquidations	(577)	(2,026)

Free cash flow	$501	$1,163

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

Use of Non-GAAP Financial Measures

In managing the Company and assessing our financial performance, we supplement certain measures provided by our consolidated financial statements with measures adjusted to exclude certain items, to arrive at Core Performance measures.  We believe reporting Core Performance measures provides investors greater transparency to the information used by our management team to make financial and operational decisions.  Core net sales, Core equity earnings of affiliated companies, Core income before income taxes, Core earnings, Core earnings per share, Core gross margin and Core gross margin percentage and Core selling, general and administrative expenses are adjusted to exclude the impacts of changes in the Japanese yen, the impact of the purchased collars, average forward contracts and other yen-related transactions, acquisition-related costs, the results of the polysilicon business of our equity affiliate Dow Corning Corporation, discrete tax items, restructuring and restructuring-related charges, certain litigation-related expenses, pension mark-to-market adjustments, and other items which do not reflect on-going operating results of the Company or our equity affiliates.  These measures are not prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).  We believe investors should consider these non-GAAP measures in evaluating our results as they are more indicative of our core operating performance and how management evaluates our operational results and trends.  These measures are not, and should not be viewed as a substitute for U.S. GAAP reporting measures.

The following is an explanation of each adjustment that management excluded as part of these non-GAAP financial measures as well as reasons for excluding each item:

Items which we exclude from GAAP measures to arrive at Core Performance measures are as follows:

(1)
Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings from translating yen into dollars.  Presenting results on a constant-yen basis eliminates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and to establish operational goals and forecasts.  We use an internally derived management rate of ¥93, which is closely aligned to our yen portfolio of purchased collars, and have restated all years presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

(2)
Purchased collars, average forward contracts and other yen-related transactions:  We have excluded the impact of our purchased collars, average forward contracts, and other yen-related transactions for each period presented.  By aligning an internally derived rate with our portfolio of purchased collars and average forward contracts, and excluding other yen-related transactions and the constant-yen adjustments, we have effectively eliminated the impact of changes in the Japanese yen on our results.

(3)
Results of Dow Corning Corporation’s consolidated subsidiary, Hemlock Semiconductor:  We are excluding the results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor, a producer of polycrystalline silicon, to remove the operating and non-operating items and events which have caused severe unpredictability and instability in earnings over the past eighteen months, and are expected to continue in the future.  These events are being primarily driven by the macro-economic environment.  Specifically, the negative impact of the determination by the Chinese Ministry of Commerce, which imposes provisional anti-dumping duties on solar-grade polysilicon imports from the United States, and the impact of asset write-offs, offset by the benefit of large payments required under Hemlock customers’ “take-or-pay” contracts, are events that are unrelated to Dow Corning’s core operations, and that have, or could have, significant impacts to this business.

(4)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(5)
Provision for income taxes:  This represents discrete adjustments recorded for effects of tax law and realizability of deferred tax assets changes removed from core earnings.  This item also includes the income tax effects of adjusting from a GAAP tax rate to a core earnings tax rate.

(6)	Certain litigation-related charges: These adjustments relate to the Pittsburgh Corning Corporation (PCC) asbestos litigation.
(7)	Restructuring, impairments, and other charges.
(8)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(9)
Gain on change in control of equity investment:  Adjustment of the gain as a result of certain changes to the Shareholder Agreement of an equity company occurring in the second quarter of 2013, resulting in Corning having a controlling interest that requires consolidation of this investment.

(10)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

(11)
Loss on repurchase of debt:  In 2012, Corning recorded a loss on the repurchase of $13 million of our 8.875% senior unsecured notes due 2021, $11 million of our 8.875% senior unsecured notes due 2016, and $51 million of our 6.75% senior unsecured notes due 2013.

(12)	Accumulated other comprehensive income: In 2012, Corning recorded a translation capital gain on the liquidation of a foreign subsidiary.